Exhibit 99.2

2023 Year - End Earnings Call February 1, 2024

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - lo oking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commissi on filings. Forward - looking statements should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Cons ume rs Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors th at could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no ob ligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com . Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations , a channel of distribution. Presentation endnotes are included after the appendix. 2

Investment Thesis . . .



Clean Energy Leader
UTILITY WORK AHEAD
Infrastructure Renewal
Strong Cash Flow & Balance Sheet
CMS ENERGY
Attractive & Diversified Territory
Constructive Legislation
Affordable Prices

Over two decades of industry-leading financial performance

- ✓ Industry-leading net zero commitments
- ✓ Excellence through the CE WAY
- ✓ Top-tier regulatory jurisdiction[a]
- ✓ **Premium total shareholder return**
  6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . is simple, clean and lean.

3

2023 Successes . . .

CMS ENERGY

People	Planet	Profit
• Recipient of Secretary of Defense Employer Support Freedom Award • Filed $7B Electric Reliability Roadmap highlighting 5-year pathway to improve reliability and resiliency • >$125M of customer assistance to help keep bills affordable • ~$161M in customer benefits from owned generation vs. MISO market • ~360 MW of incremental load, adding ~5K jobs and $6B of investment in MI • Ensured resource adequacy through the acquisition of ~1.2 GW of an existing natural gas plant	• Retired ~515 MW of coal at Karn 1&2 from service – reducing coal and carbon footprint (~2% of total PP&E) • >$250M of gas infrastructure capex resulting in >530MT of methane reduction • Grew Voluntary Green Pricing Program to ~365 MW (of 1 GW approved) • Increased Renewable Energy Portfolio with 201 MW Heartland wind farm • Met all requirements for inclusion in the MSCI ESG Leaders indexes (only vertically integrated utility)	• Delivered adjusted EPS of $3.11 – toward the high end of our guidance range • Increased annual dividend per share to $2.06, 18th increase in as many years • Countermeasured nearly $300M of weather-related financial headwinds • Settled 2nd consecutive gas rate case (4th consecutive regulatory proceeding) • Named TRENDSETTER company by CPA-Zicklin Index for corporate political disclosure and accountability • Began operations of 180 MW of new solar generation at NorthStar

. . . delivering across the Triple Bottom Line.

4

New Michigan Energy Legislation . . .

Key Items	Prior Law	New Law[a]	Benefits
• **Renewable Portfolio Standard** • Next Renewable Energy Plan (REP) filing (H2 2024)	15% by 2021 in Michigan	60% by 2035 in MISO (50% by 2030)	✓Maintains customer affordability
• **Clean Energy Standard** (incl. renewables, gas w/ CCS, or nuclear) • Next Integrated Resource Plan filing (2026/2027)	NA	100% by 2040 (80% by 2035)	✓Ensures continued resource adequacy ✓Decarbonizes electric supply
• **Financial Compensation Mechanism (FCM) on PPAs**	After-tax WACC on regulatory capital structure (~5.6%)	Pre-tax WACC on permanent capital structure (~9%)	✓Enhances certainty of recovery
• **Energy Efficiency (EE) Incentive** • Annual energy waste reduction	20% incentive / up to 2% YoY load reduction	25% incentive / >2.17% YoY load reduction	✓Enhanced FCM & EE incentives
• **2.5 GW Battery Storage State Target**	NA (550 MW planned by 2040)	800 MW by 2030	✓Increased capital investment opportunity

Presentation endnotes are included after the appendix.

. . . good for all stakeholders & accelerates the Clean Energy Transformation.

5

Michigan's Strong Regulatory Environment . . .

CMS ENERGY

Supportive Energy Policy

- **Timely recovery of investments**
  - ✓ Forward-looking test years/earn authorized ROEs
  - ✓ 10-month rate cases
  - ✓ Monthly fuel adjustment trackers (PSCR/GCR)
- **Supportive incentives**
  - ✓ Constructive ROEs for Renewable Portfolio Standard
  - ✓ Energy efficiency incentive
  - ✓ FCM adder on PPAs
- **Appointed commissioners**

Enhanced w/ 2023 Energy Legislation



2023
2024
Renewable Energy Plan (REP)
H2 2024: File updated REP to meet 60% renewable energy by 2035
Electric
Q1 2024: Expected Final Order
Q2 2024: File New Rate Case
Gas
Dec. 15th: Filed Rate Case $136M 10.25% ROE U-21490
Q4 2024: Expected Final Order

. . . provides constructive outcomes and forward-looking visibility.

6

Updated Customer Investment Plan . . .

New Utility Investment Plan



63%
Electric utility investment
20%
'24 – '28
$17B
37%
43%

Rate Base Growth



~7½%/yr[a]
$35.2B
$24.6B
2023
2028
Clean Energy Generation
Electric Distribution & Other
Gas Utility

~40% of investments support the Clean Energy Transformation

Other Growth Drivers[b]

- ✓ EE incentive moving from 20% to 22.5% (at 2% YoY load reduction)
- ✓ ~9% FCM on new PPAs for clean energy contracts
- ✓ NorthStar – DIG re-contracting opportunities

Presentation endnotes are included after the appendix.

. . . delivers benefits for customers and investors.

7

8 Commentary Amount Financial Results & Outlook . . . . . . reflect strong growth and build momentum for 2024 and beyond. Long - Term Outlook 2024 Full - Year Outlook 2023 Full - Year Results Adjusted EPS $3.11 Adjusted EPS Guidance Annual Dividend Per Share $3.06 – $3.12 $2.06 Toward the high end Up 11¢ Adjusted EPS Growth Dividend Per Share Growth Utility Capital Plan ($B) a +6% to +8% Toward the high end ~60% payout over time Up $1.5 vs prior plan $17 $3.29 – $3.35 Delivered toward the high end +6% to +8% Presentation endnotes are included after the appendix.

9 2022 2023 Reported EPS $0.58 $1.05 Adjustments a 0.02 -- Adjusted EPS a $0.60 Adjusted EPS by Segment Full Year 2023 Results . . . Fourth Quarter . . . reflect adjusted EPS growth toward the high end . 2022 2023 Reported EPS $2.85 $3.01 Adjustments a 0.04 0.10 Adjusted EPS a $2.89 35X Utility NorthStar Parent Total Adjusted EPS $ 1.05 Presentation endnotes are included after the appendix. 2023 $3.07 0. 23 ( 0. 19 ) $ 3 . 11 $ 3 .11

2023 Objectives Achieved . . .

CMS ENERGY

	Objectives	Actual
Adjusted EPS guidance	\$3.06 – \$3.12	\$3.11 ✓ *Toward the high end*
DPS growth guidance	+6% to +8%	\$2.06 (up 11¢) ✓
Target credit ratings	Solid investment grade *FFO/Debt target: Mid-teens[a]*	Solid investment grade ✓ *FFO/Debt target: Mid-teens[a]*
Utility investment (\$B)	\$3.7	\$3.3 ✓
Planned equity issuance (\$M)	Settle ~\$439M of contracted equity forwards (Covert)	Settled ~\$444M[b] of contracted equity forwards (Covert) ✓

Presentation endnotes are included after the appendix.

. . . delivering benefits for customers AND investors.

10

11 2024 Guidance Offers Continued Growth . . . . . . c ompounding off 2023 actuals. Utility NorthStar Parent Consolidated EPS $3. 74 – $3. 80 0. 16 – 0. 18 (0.61) – (0. 63 ) $3 . 29 – $ 3 . 35 Adjusted EPS Toward the high end

12 2024 Adjusted EPS Growth Range . . . . . . managing through COVID - 19 risks. 2023 Normal Weather Rates & Investment Cost Savings & Productivity (incl. Storms) Usage, Non-Utility, Tax & Other 2024 (58)¢ - (64) ¢ 23 ¢ 16¢ 43¢ $3. 11 a . . . reflects another year of premium growth. Presentation endnotes are included after the appendix. $3.29 - $3. 35 a

Near- and Long-Term Objectives . . .

	2024	Long-Term Plan
Adjusted EPS guidance	$3.29 – $3.35 *Toward the high end*	+6% to +8% *Toward the high end*
DPS growth guidance	+6% to +8%	+6% to +8% *Targeting ~60% payout ratio*
Target credit ratings	Solid investment grade *FFO/Debt target: Mid-teens[a]*	Solid investment grade *FFO/Debt target: Mid-teens[a]*
Utility investment ($B)	$3.3	$17 *2024 - 2028*
Planned equity issuance ($M)	None	No equity until 2025 *Up to $350M/yr in 2025 - 2028*

Presentation endnotes are included after the appendix.

. . . provide sustainable benefits for customers AND investors.

13

14 Plan YTD ($M) ($M) Consumers Energy: First Mortgage Bonds ~$1,100 $600 CMS Energy: Contracted Equity (issued) ~266 ~266 Retirements (incl. term loans): Consumers Energy 302 -- CMS Energy 250 250 Existing Facilities $1,100M (Dec - 2027) $550M (Dec - 2027) $250M (Nov - 2025) Consumers Energy CMS Energy Financings a 2024 Planned Financings . . . . . . fund customer investments and provide ample liquidity. Presentation endnotes are included after the appendix. ~$ 1.9 B b of net liquidity 5 - yr 4.60% x ~$70/ sh x

15 2024 Sensitivities . . . . . . r eflect effective risk mitigation. Presentation endnotes are included after the appendix. Full - Year Impact Sensitivity Adj. EPS OCF Sales a Electric (~37,000 GWh) Gas (~311 Bcf) + + 1% 1 + + ( ¢) 7 4 + + ($M) 27 15 Gas Prices + 50 ¢ + 0 + 60 Utility Earned ROE Electric Gas + + 10 bps 10 + + 2 1 + + 8 6 Interest Rates + 25 bps 1 <1 Effective Tax Rate (18%) + 100 bps 3 0 + + + + Electric Residential Commercial Industrial 4¢ 2½ 3 ¢ (1% Full Year in Volume) 2024 Adj. EPS Sensitivities Gas ½ ~½ ~½ <

16 Recession Industry - Leading Financial Performance . . . . . . for over two decades, regardless of conditions. 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024+ Recession Adjusted EPS a Dividend +6% to +8% Weather Help Hurt Mild summer Hot summer Warm winter Mild summer Cold winter Summer - less Warm winter Warm winter Hot summer Storms Hot summer Storms Hot summer Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe K. Whipple Recession / Pandemic Presentation endnotes are included after the appendix. Mild w/ storms Garrick Rochow Hot summer Hot summer Warm winter Mild summer Polar vortex Cold Feb warm Dec Mild w/ storms

17 17 Q&A Thank You!

18 18 Appendix

Strong Balance Sheet . . .

CMS ENERGY

Consumers Energy	S&P	Moody's	Fitch
Senior Secured	A	A1	A+
Commercial Paper	A-2	P-2	F-2
Outlook	Stable	Stable	Stable
CMS Energy			
Senior Unsecured	BBB	Baa2	BBB
Junior Subordinated	BBB-	Baa3	BB+
Outlook	Stable	Stable	Stable
Last Review	✓ Aug. 2023	✓ May 2023	✓ Jan. 2023

Key Strengths

Consumers Energy:
- ✓ Forward-looking recovery
- ✓ Constructive rate construct
- ✓ Strong operating cash flow generation

CMS Energy:
- ✓ 100% fixed rate debt
- ✓ Hybrid debt (w/equity credit)
- ✓ Limited near-term maturities

. . . maintains credit metrics and solid investment-grade ratings.

19

20 2023 Adjusted EPS . . . . . . managing through COVID - 19 risks. 2022 Weather Rates & Investment Cost Savings & Productivity (inlc. Storms) Usage, Non-Utility, Tax & Other 2023 68 ¢ 19¢ (2)¢ (63)¢ $2.89 a . . . reflects another year of premium growth. $ 3.11 a Presentation endnotes are included after the appendix.

21 0 10 20 30 40 50 60 70 80 Historic 2024E 2026+ 2026+ DIG (750 MW) & Peakers (200 MW) . . . . . . supports the Plan with future upside opportunities. ~$ 55M ~$30M ~$35M Pre - Tax Income (M) Capacity Price ($kw - mon ) ~$3.00 ~$3.25 $5.00 $7.50 Capacity Available 0% 0% >30% >30% $ Available capacity Available capacity ~$ 65M Opportunities

22 Utility Sales Remain Strong . . . . . . w ith supportive economic backdrop in Michigan. Weather - Normalized Electric Deliveries a Residential Commercial Industrial Total (0.2)% 1.1% (0.8) % b 0.2 % b Presentation endnotes are included after the appendix. (2023 vs. 2022) Economic Development Electric Customers Gas Customers >½ % >½ % (5 - Yr Avg. Customer Count) Residential Customer Growth 2018 – 2023 2016 2017 2018 2019 2020 2021 2022 2023 105 MW 126 MW 75 MW 45 MW 101 MW 69 MW Attracted >1,000 MW of new or expanding business to our service territory since 2015 • $1B of state incentives • New energy intensive economic development rate Policy Support 359 MW 127 MW

23 Operating Cash Flow . . . . . . remains strong and supports our capital plan. Presentation endnotes are included after the appendix. 2024 2025 2026 2027 2028 NOLs a & Credits Adjusted Operating Cash Flow $0.4 $0.4 $ 0.4 $ 0.4 $ 0.3 Amount ($B) Year >$1½B >$2½B 2019 - 2023 Average 2024 - 2028 Plan Average ~$13.2B in aggregate ~$8.6B in aggregate

24 Utility Customer Investment Plan Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller 24 Clean Energy Generation Electric Distribution & Other Gas Utility Total Depreciation & Amortization a $0.7 1.4 1.2 $ 3.3 $ 1.2 2028 $0.7 1.4 1.3 $ 3.4 $ 1.4 2025 2026 2028 Total 2024 $ 0.5 1.4 1.2 $ 3.1 $ 1.5 $0.7 1.3 1.3 $ 3.3 $ 1.4 $0.8 1.8 1.3 $ 3 .9 $ 1.3 5 - Year Plan ($B) 63 % Electric utility investment $3.4 7 .3 6.3 $ 17.0 $ 6.8 Presentation endnotes are included after the appendix.

25 25 Endnotes

26 Presentation Endnotes 26 Slide 3: a RRA state regulatory energy rankings, May 2023. Regulatory Research Associates, a group within S&P Global Commodity Insights. Slide 5: a New energy law effective June 1, 2024 Slide 7: a Assumes $24.6B rate base in 2023, $35.2B in 2028, CAGR b Over plan period years 2024 - 2028 Slide 8: a $17B utility capital investment plan (2024 - 2028), up $1.5B from prior plan (2023 - 2027) Slide 9: a See GAAP reconciliation on slide 30 Slide 10: a Mid - teens, as calculated by rating agencies b Settled equity of $178 million in November 2023 and $266 million in January 2024 Slide 12: a Adjusted EPS Slide 13: a Mid - teens, as calculated by rating agencies Slide 14: a Excludes tax - exempt remarketing in October 2024 b $ 1,708 M in unreserved revolvers + $ 191M of unrestricted cash; e xcludes cash unavailable for debt retirement such as held at NorthStar subs Slide 15: a Reflects 2024 sales forecast; weather - normalized Slide 16: a Excludes discontinued operations Slide 20: a Adjusted EPS Slide 22: a 2023 year over year change in GWh, excludes ROA and other b Excludes one large, low - margin industrial customer Slide 23: a After - tax Slide 24: a I ncludes securitization amortization of ~$100M/yr and regulatory asset amortization of ~$100M/yr

27 27 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income ref er to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as disc ont inued operations, asset sales, impairments, restructuring costs, business optimization initiative, changes in accounting principles, voluntary separation pr ogr am, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark - to - market adjustments, recognized in net income related to NorthStar Clean Energy’s interest expense, or other items. Management views adjusted earnings as a key measure of the company’s present operating fina nci al performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to mea sure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impa ct, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a rec onciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our bu sin ess results, rather than as a substitute for the reported earnings.

28 CMS ENERGY CORPORATION Reconciliation of GAAP Cash Flows from Operating Activities to Non - GAAP Adjusted Cash Flows from Operating Activities (Unaudited) 2019 2020 2021 2022 2023 Cash Flows from Operating Activities 1,790$ 1,276$ 1,819$ 855$ 2,309$ Adjustments - Discretionary Pension Contributions - 700 - - - Adjustments - EnerBank Operating Cash Flows (89) (91) 24 - - Non-GAAP Adjusted Cash Flows from Operating Activities 1,701$ 1,885$ 1,843$ 855$ 2,309$

29 CMS ENERGY CORPORATION Reconciliation of GAAP Cash Flows from Operating Activities to Non - GAAP Funds from Operations Reconciliation of GAAP Indebtedness to Non - GAAP Adjusted Debt (Unaudited) In millions Year Ended 12/31/2023 FUNDS FROM OPERATIONS Net Cash Provided by Operating Activities 2,309$ Reconciling Items: Changes in assets and liabilities Accounts receivable and accrued revenue (241) Inventories (185) Accounts payable and accrued rate refunds 136 Other current assets and liabilities 21 Adjusted operating cash flow; pre-working capital 2,040$ 50% of interest charges on Junior subordinated notes 52 FFO - Non-GAAP 2,092$ ADJUSTED DEBT Indebtedness Current portion of long-term debt and finance leases 980$ Notes payable 93 Long-term debt 14,508 Non-current portion of finance leases 62 Total Indebtedness 15,643$ 50% of Junior subordinated notes (1,005)$ Par call - CMS Parent senior notes (250) Adjusted Debt - Non-GAAP 14,388$

CMS ENERGY CORPORATION
Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment
(Unaudited)

CMS ENERGY

In Millions, Except Per Share Amounts

	Three Months Ended 12/31/23	Three Months Ended 12/31/22	Twelve Months Ended 12/31/23	Twelve Months Ended 12/31/22
Electric Utility				
Reported net income per share	$ 0.50	$ 0.23	$ 1.89	$ 1.96
Reconciling items:				
Other exclusions from adjusted earnings	0.01	0.02	0.02	0.02
Tax impact	(0.01)	(0.01)	(0.01)	(0.01)
Voluntary separation program	*	*	0.07	0.03
Tax impact	(*)	(*)	(0.02)	(0.01)
Adjusted net income per share – non-GAAP	$ 0.50	$ 0.24	$ 1.95	$ 1.99
Gas Utility				
Reported net income per share	$ 0.46	$ 0.48	$ 1.08	$ 1.30
Reconciling items:				
Other exclusions from adjusted earnings	*	0.01	0.01	0.01
Tax impact	(*)	(*)	(*)	(*)
Voluntary separation program	*	*	0.04	0.01
Tax impact	(*)	(*)	(0.01)	(*)
Adjusted net income per share – non-GAAP	$ 0.46	$ 0.49	$ 1.12	$ 1.32
NorthStar Clean Energy				
Reported net income per share	$ 0.14	$ 0.03	$ 0.23	$ 0.12
Reconciling items:				
Other exclusions from adjusted earnings	-	-	-	(*)
Tax impact	-	-	-	*
Voluntary separation program	-	-	-	*
Tax impact	-	-	-	(*)
Adjusted net income per share – non-GAAP	$ 0.14	$ 0.03	$ 0.23	$ 0.12
Corporate Interest and Other				
Reported net loss per share	$ (0.05)	$ (0.16)	$ (0.19)	$ (0.54)
Reconciling items:				
Other exclusions from adjusted earnings	-	*	-	*
Tax impact	-	(*)	-	(*)
Adjusted net loss per share – non-GAAP	$ (0.05)	$ (0.16)	$ (0.19)	$ (0.54)
Discontinued Operations				
Reported net income per share	$ -	$ -	$ -	$ 0.01
Reconciling items:				
Disposal of discontinued operations (gain) loss	*	-	(*)	(0.01)
Tax impact	(*)	-	*	*
Adjusted net income per share – non-GAAP	$ -	$ -	$ -	$ -
Consolidated				
Reported net income per share	$ 1.05	$ 0.58	$ 3.01	$ 2.85
Reconciling items:				
Disposal of discontinued operations (gain) loss	*	-	(*)	(0.01)
Tax impact	(*)	-	*	*
Other exclusions from adjusted earnings	0.01	0.03	0.03	0.03
Tax impact	(0.01)	(0.01)	(0.01)	(0.01)
Voluntary separation program	*	*	0.11	0.04
Tax impact	(*)	(*)	(0.03)	(0.01)
Adjusted net income per share – non-GAAP	$ 1.05	$ 0.60	$ 3.11	$ 2.89
Average Common Shares Outstanding – Diluted	292.7	290.1	291.7	290.0

* Less than $0.01 per share.

30

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
(Unaudited)

CMS ENERGY

In Millions, Except Per Share Amounts

	Three Months Ended		Twelve Months Ended	
	12/31/23	12/31/22	12/31/23	12/31/22
Net Income Available to Common Stockholders	$ 306	$ 168	$ 877	$ 827
Reconciling items:				
Disposal of discontinued operations (gain) loss	*	-	(1)	(5)
Tax impact	(*)	-	*	1
Other exclusions from adjusted earnings**	3	9	9	8
Tax impact	(1)	(2)	(3)	(2)
Voluntary separation program	*	1	33	12
Tax impact	(*)	(*)	(8)	(3)
Adjusted net income – non-GAAP	$ 308	$ 176	$ 907	$ 838
Average Common Shares Outstanding - Diluted	292.7	290.1	291.7	290.0
Diluted Earnings Per Average Common Share				
Reported net income per share	$ 1.05	$ 0.58	$ 3.01	$ 2.85
Reconciling items:				
Disposal of discontinued operations (gain) loss	*	-	(*)	(0.01)
Tax impact	(*)	-	*	*
Other exclusions from adjusted earnings**	0.01	0.03	0.03	0.03
Tax impact	(0.01)	(0.01)	(0.01)	(0.01)
Voluntary separation program	*	*	0.11	0.04
Tax impact	(*)	(*)	(0.03)	(0.01)
Adjusted net income per share – non-GAAP	$ 1.05	$ 0.60	$ 3.11	$ 2.89

* Less than $0.5 million or $0.01 per share.

** Includes restructuring costs, business optimization initiative, and unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, business optimization initiative, changes in accounting principles, voluntary separation program, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

31

32 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited) * Less than $0.5 million or $0.01 per share. Net Income Available to Common Stockholders $ 202 $ 195 $ 174 $ 306 Reconciling items: Electric utility and gas utility 3 30 6 3 Tax impact (1) (7) (2) (1) NorthStar Clean Energy - - - - Tax impact - - - - Corporate interest and other - - - - Tax impact - - - - Disposal of discontinued operations (gain) loss - (1) - * Tax impact - * - (*) Adjusted Net Income – Non-GAAP $ 204 $ 217 $ 178 $ 308 Average Common Shares Outstanding – Diluted 291.2 291.3 291.4 292.7 Diluted Earnings Per Average Common Share $ 0.69 $ 0.67 $ 0.60 $ 1.05 Reconciling items: Electric utility and gas utility 0.01 0.10 0.01 0.01 Tax impact (*) (0.02) (*) (0.01) NorthStar Clean Energy - - - - Tax impact - - - - Corporate interest and other - - - - Tax impact - - - - Disposal of discontinued operations (gain) loss - (*) - * Tax impact - * - (*) Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 0.70 $ 0.75 $ 0.61 $ 1.05 In Millions, Except Per Share Amounts 2023 1Q 2Q 3Q 4Q

33 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited) * Less than $0.5 million or $0.01 per share. Net Income Available to Common Stockholders $ 351 $ 145 $ 163 $ 168 Reconciling items: Electric utility and gas utility - 11 (*) 10 Tax impact - (3) * (2) NorthStar Clean Energy (1) (*) - - Tax impact * * - - Corporate interest and other - * * * Tax impact - (*) (*) (*) Disposal of discontinued operations (gain) loss (5) * - - Tax impact 1 (*) - - Adjusted Net Income – Non-GAAP $ 346 $ 153 $ 163 $ 176 Average Common Shares Outstanding – Diluted 289.9 290.1 290.1 290.1 Diluted Earnings Per Average Common Share $ 1.21 $ 0.50 $ 0.56 $ 0.58 Reconciling items: Electric utility and gas utility - 0.04 (*) 0.03 Tax impact - (0.01) * (0.01) NorthStar Clean Energy (*) (*) - - Tax impact * * - - Corporate interest and other - * * * Tax impact - (*) (*) (*) Disposal of discontinued operations (gain) loss (0.01) * - - Tax impact * (*) - - Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 1.20 $ 0.53 $ 0.56 $ 0.60 2022 1Q 2Q 3Q 4Q In Millions, Except Per Share Amounts